BLACKROCK MUNICIPAL BOND FUND, INC.
BlackRock Short-Term Municipal Fund
(the “Fund”)

SUPPLEMENT DATED JULY 2, 2009
TO THE PROSPECTUS OF THE FUND

The Expenses and Fees section applicable to the Fund is revised to reflect certain changes in the Fund’s Other Expenses and voluntary waivers. Accordingly, the Fund’s Expenses and Fees section is deleted and replaced with the following:

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Fund. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	3.00%[1]	None	None	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [2]	1.00%[3]	1.00%[4]	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares

Management Fee[5]	0.34%	0.34%	0.34%	0.34%

Distribution and/or Service (12b-1) Fees	0.25%	0.35%	1.00%	None

Other Expenses[6]	0.21%[8]	0.16%	0.45%[8]	0.24%[8]

Acquired Fund Fees and Expenses[7]	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses[5,7]	0.81%[8]	0.86%	1.80%[8]	0.59%[8]

1	Reduced front-end sales charges may be available (see the section “Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options” for more information regarding the reduction of front-end sales charges).

2	A CDSC of 0.15% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

3	The CDSC is 1% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After three years there is no CDSC on Investor B Shares. (See the section “How to Choose a Share Class that Best Suits Your Needs — Investor B Shares” for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A1 Shares approximately ten years after you buy them and will no longer be subject to distribution fees.

4	There is no CDSC on Investor C Shares after one year.

5	BlackRock may waive a portion of the Fund’s Management Fee in connection with the Fund’s investment in an affiliated money market fund. In addition, BlackRock has agreed to voluntarily waive or reimburse fees or expenses to limit Net Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.69% (for Investor A Shares), 0.81% (for Investor B Shares), 1.55% (for Investor C Shares) and 0.40% (for Institutional Shares) of average daily net assets. These voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

(6)	PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

(footnotes continued on following page)

(6)	PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS” or the “Transfer Agent”), an affiliate of BlackRock, provides transfer agency services to the Fund. The Fund pays a fee for these services. BlackRock or its affiliates also provide certain accounting services to the Fund and the Fund reimburses BlackRock or its affiliates for such services.

(7)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

(8)	Restated to reflect current fees.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, in addition, with respect to Investor B and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor A Shares[1]	$380	$551	$736	$1,272

Investor B Shares[2]	$188	$299	$477	$1,061
Redemption

Investor B Shares	$ 88	$274	$477	$1,061
No Redemption

Investor C Shares[2]	$283	$566	$975	$2,116
Redemption

Investor C Shares	$183	$566	$975	$2,116
No Redemption

Institutional Shares	$ 60	$189	$329	$ 738

1	Reflects imposition of sales charge.

2	Reflects deduction of applicable CDSC.

Code# PRO-10051-0709-SUP2